UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2015

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Unilife Corporation (the “Company”) held its Annual Meeting of Stockholders (the “2015 Annual Meeting”) on November 16, 2015. At the 2015 Annual Meeting, the stockholders approved an amendment of Article FOURTH of the Company’s Certificate of Incorporation (as amended, the “Certificate”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 250,000,000 to 350,000,000. The amendment to the Certificate is more fully described in the Company’s definitive proxy statement filed on October 2, 2015 with the Securities and Exchange Commission in connection with the 2015 Annual Meeting. The full text of the amendment to the Certificate is attached as Exhibit 3.1 and is incorporated herein by reference.

The amendment to the Certificate became effective upon the Company’s filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on November 17, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting, the following proposals were submitted by the Company’s Board of Directors to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal No. 1 — The election of the persons named below as directors to hold office until our annual meeting of stockholders to be held in 2016 and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

All director nominees were elected and the votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeff Carter	47,078,526	4,877,089	31,630,267
William Galle	48,640,739	3,314,876	31,630,267
Harry A. Hamill	49,535,971	2,419,644	31,630,267
John Lund	49,334,944	2,620,671	31,630,267
Mary Katherine Wold	49,476,834	2,478,781	31,630,267
Alan D. Shortall	49,959,843	1,995,772	31,630,267

Proposal No. 2 — Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016 was ratified and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
79,890,316	938,438	2,757,128	—

Proposal No. 3 — Advisory vote regarding the approval of compensation paid to certain executive officers.

The compensation of the Company’s named executive officers was approved, on an advisory basis, and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
40,373,841	9,728,103	1,853,671	31,630,267

Proposal No. 4 — For the purposes of compliance with NASDAQ Marketplace Rule 5635(d) and for all other purposes, to approve the proposed issuance and sale by the Company of up to $45,000,000 in shares of common stock (equivalent to 270,000,000 CDI’s to Lincoln Park Capital Fund, LLC, or LPC, under the Purchase Agreement the Company entered into with LPC on July 29, 2015, pursuant to a shelf-registration statement on Form S-3 (File No. 333-197122), previously filed with the U.S. Securities and Exchange Commission, or the SEC, on June 30, 2014, as amended on September 15, 2014, and that was declared effective by the SEC on October 3, 2014, and the accompanying prospectus supplement that the Company filed with the SEC on July 30, 2015.

The issuance and sale by the Company of $45,000,000 in shares of common stock (equivalent to 270,000,000 CDIs) under the Purchase Agreement the Company entered into with Lincoln Park Capital Fund, LLC dated July 29, 2015, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on October 3, 2014 was ratified and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
46,516,845	3,623,703	1,815,067	31,630,267

Proposal No. 5 — For the purposes of compliance with NASDAQ Marketplace Rule 5635(d) and for all other purposes, to approve the proposed issuance and sale by the Company of up to $25,000,000 in shares of common stock from time to time under a Controlled Equity Offering Sales Agreement, or Sales Agreement, with Cantor Fitzgerald & Co., as the Company’s sales agent, subject to the limitations set out in the Sales Agreement, pursuant to a shelf-registration statement on Form S-3 (File No. 333-197122), previously filed with the SEC on June 30, 2014, as amended on September 15, 2014, and that was declared effective by the SEC on October 3, 2014, and the accompanying prospectus supplement that the Company filed with the SEC on July 30, 2015.

The issuance and sale by the Company of $25,000,000 in shares of common stock under the Sales Agreement, pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on October 3, 2014 was ratified and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
47,788,838	3,266,539	900,238	31,630,267

Proposal No. 6 — For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 35,000 securities to Harry A. Hamill on the terms set out in the Proxy Statement.

The grant of up to 35,000 securities to Harry A. Hamill on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
40,477,258	10,611,952	866,405	31,630,267

Proposal No. 7 — For the purposes of ASX Listing Rule 10.17 and for all other purposes, to approve an increase in the total aggregate annual directors’ fees payable to all the Company’s non-executive directors to $399,000.00, to be allocated among the directors in such proportions as determined by the Company on the terms set out in the Proxy Statement.

The increase in the total aggregate annual directors’ fees payable to all the Company’s non-executive directors to $399,000.00, on the terms set out in the Proxy Statement was approved and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
39,982,246	10,762,406	1,210,963	31,630,267

Proposal No. 8 — To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 350,000,000.

The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 350,000,000 was approved and the votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
70,051,882	11,374,462	2,159,538	—

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on November 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: November 17, 2015	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on November 17, 2015.